Significant changes in the current reporting period	12 Months Ended
Jun. 30, 2023
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period	Significant changes in the current reporting period
(i)    Significant events
The financial position and performance of the Group was affected by the following events during the year ended June 30, 2023:
•On April 25, 2023, the Group completed a global private placement primarily to existing major shareholders raising approximately $40.0 million, net of transaction costs.
•In January 2023, the Group resubmitted to the FDA the Biologics License Application ("BLA") for approval of remestemcel-L in the treatment of children with SR-aGVHD and in March 2023, the FDA accepted the Company's BLA resubmission and set a Prescription Drug User Fee Act ("PDUFA") goal date of August 2, 2023. In August 2023, the FDA provided a complete response to the Group's BLA resubmission for remestemcel-L for the treatment of pediatric SR-aGVHD and requires more data to support marketing approval, including potency assay or clinical data. In line with the Group's overall commercial strategy to progress to adult populations, the Group intends to conduct a targeted, controlled study in the highest-risk adults with the greatest mortality. Assumptions associated with SR-aGVHD are included within the impairment assessment of Osiris MSC products within in-process research and development, contingent consideration, pre-launch inventory and the NovaQuest borrowings on the consolidated balance sheet and forecast net operating cash usage. The Group has assessed and included the impact of the FDA's complete response to the Group's BLA resubmission for remestemcel-L for the treatment of pediatric SR-aGVHD in these areas. Refer to Note 15 for more information.
•In December 2022, the Group amended the terms of the loan agreement with Oaktree and in connection with the loan amendment, Oaktree was granted warrants to purchase 455,000 American Depositary Shares (ADSs) at $3.70 per ADS, a 15% premium to the 30-day VWAP. The Group determined that an obligation to issue the warrants had arisen from the time the debt facility was signed; consequently, a liability for the warrants was recognized in December 2022. The warrants were legally issued on March 8, 2023 and may be exercised within 7 years of issuance. Refer to Note 5(g)(vi) for more details on warrants issued.
•In August 2022, the Group completed a $45.0 million (A$65.0 million) financing in a global private placement predominately to major shareholders of the Company. On August 11, 2022, proceeds of $42.6 million were received and recognized in cash and cash equivalents.